                                                                    Exhibit 10.1


                 FIFTH AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT
                 ---------------------------------------------

     THIS FIFTH AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT, dated as of December 20, 2002 (this "Amendment"), is among Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Borrower"), the Foreign Subsidiary Borrowers party hereto (if any), the Lenders party hereto and Bank One, NA, as successor by merger to Bank One, Michigan, a national banking association having its principal office in Chicago, Illinois, as LC Issuer and as Agent.

                                 R E C I T A L

     The Borrower, the Foreign Subsidiary Borrowers and Lenders party thereto, the LC Issuer and the Agent are parties to a Five-Year Credit Agreement dated as of September 15, 2000, as amended by a First Amendment to Five-Year Credit Agreement dated as of November 14, 2000, a Second Amendment to Five-Year Credit Agreement dated as of March 23, 2001, a Third Amendment to Five-Year Credit Agreement dated as of January 29, 2002 and a Fourth Amendment to Five-Year Credit Agreement dated as of May 6, 2002 (the "Five-Year Credit Agreement"). The Borrower desires to amend the Five-Year Credit Agreement and the Agent, the LC Issuer and the Lenders are willing to do so in accordance with the terms hereof.

                                   T E R M S

     In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE 1.
                                   AMENDMENTS

     The Five-Year Credit Agreement is amended as follows:

     1.1 The following definitions are added to Article I in appropriate alphabetical order:

     "Industrial Electronics Division Assets" means the assets of the Borrower's Industrial Electronics Division Assets and certain other assets, all as described on Schedule 1 hereto.

     "Industrial Electronics Division Sale" means the sale of the Industrial Electronics Division Assets as proposed by the Borrower to the Agent and the Lenders.

     "Fifth Amendment" means the Fifth Amendment to this Agreement dated the Fifth Amendment Effective Date.

     "Fifth Amendment Effective Date" means December 20, 2002.

     1.2 The definition of "Facility Termination Date" in Article I is restated as follows:

     "Facility Termination Date" means June 30, 2003 or any later date as may be specified as the Facility Termination Date in accordance with Section 2.21 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

     1.3  Section 2.5.1 is restated as follows:

          (i) 2.5.1. Amount of Swing Line Loans. The Borrower may request the Swing Line Lender to make, and the Swing Line Lender may, in its sole discretion, make Swing Line Loans in any Agreed Currencies requested by the Borrower and to any Borrower requested by the Borrower from time to time on any Business Day during the period from the Effective Date until the Facility Termination Date in an aggregate principal amount not to exceed at any time the lesser of $20,000,000 or the Dollar Amount thereof in Eligible Currencies, provided that (a) the Dollar Amount of the Aggregate Outstanding Credit Exposure shall not at any time exceed the lesser of the Aggregate Commitments and the Borrowing Base, (b) the Dollar Amount of the aggregate amount of Swing Line Loans in Agreed Currencies other than Dollars shall not exceed $10,000,000, and (c) at no time shall the sum of
     (x) the Swing Line Lender's Pro Rata Share of the Swing Line Loans, plus
     (y) the outstanding Revolving Loans made by the Swing Line Lender pursuant to Section 2.1, exceed the Swing Line Lender's Commitment at such time; and, in each of the foregoing cases, the Borrower shall promptly prepay the relevant Swing Line Loans by the amount of any such excess. Within the limits of this Section 2.5, so long as the Swing Line Lender, in its sole discretion, elects to make Swing Line Loans, the Borrowers may borrow and reborrow under this Section 2.5.1.

     1.4 Section 2.6(ii) is amended, effective as of the date hereof, by adding the following to the end thereof: "Notwithstanding anything herein to the contrary, as of the Fifth Amendment Effective Date the Aggregate Commitment shall be further reduced to $50,000,000, such reduction to be pro rata among the Lenders."

     1.5 Section 6.4 is amended by adding the words "or Section 6.12(vi)" after the words "Section 6.11" in the first line thereof.

     1.6 Section 6.12 is amended by adding the following new clause (vi) to the end thereof:

  (vi) The Industrial Electronics Division Sale, provided that each of the following conditions is satisfied: (a) the aggregate net cash proceeds received by the Borrower for the Industrial Electronics Division Sale upon closing shall be equal to or greater than $200,000,000; (b) immediately before and after giving effect to the Industrial Electronics Division Sale, no Default or Unmatured Default shall exist or shall have occurred and be continuing and the representations and warranties contained in Article V and in the other Loan Documents shall be true and correct on and as of the date thereof (both before and after the Industrial Electronics Division Sale is closed) as if made on the date the Industrial Electronics Division Sale is closed,
          (c) only the Industrial Electronics Division Assets shall be sold or otherwise transferred pursuant to the Industrial Electronics Division Sale; (d) the terms of the Industrial Electronics Division Sale shall be reasonably satisfactory to the Agent; and (e) at least two Business Days' prior to the consummation of the Industrial Electronics Division Sale, the Borrower shall have delivered all agreements and documents relating to the Industrial Electronics Division Sale, and such agreements and documents shall be reasonably satisfactory to the Agent.

     1.7 Schedule 1 attached hereto is added to the Five-Year Credit Agreement as Schedule 1.

     1.8 The amount of the Commitment of each Lender is amended to equal the amount of the Commitment set forth next to its signature to this Amendment.

                                   ARTICLE 2.
                                REPRESENTATIONS

     The Borrower represents and warrants to the Agent, the LC Issuer and the Lenders that:

     2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized by the Borrower and are not in contravention of any Requirement of Law. This Amendment is the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with the terms thereof.

     2.2 After giving effect to the amendments and waiver herein contained, the representations and warranties contained in the Five-Year Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, and no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

                                   ARTICLE 3.
                             CONDITIONS PRECEDENT.

     The amendments in Article 1 of this Amendment shall be effective as of the date specified in each such amendment when (a) this Amendment shall be executed by the Borrower, the Required Lenders, the LC Agent and the Agent and (b) the Borrower shall have delivered to the Agent an executed copy of an amendment to the Agreement for Inventory Purchases, in form and substance satisfactory to the Agent, which amendment shall make all covenants in the Agreement for Inventory Purchases, including defined terms used therein, no more restrictive than the covenants in the Five-Year Credit Agreement after giving effect to this Amendment, and shall consent to the Industrial Electronics Division Sale.

                                   ARTICLE 4.
                                 MISCELLANEOUS.

     4.1 The Borrower shall pay to the Agent, for each Lender signing this Amendment on or before 2:00 p.m., Detroit time, on the date hereof, a non-refundable fee equal to $5,000 for each such Lender, such fee to be paid on or within two Business Days of the date hereof.

     4.2 References in the Five-Year Credit Agreement or in any other Loan Document to the Five-Year Credit Agreement shall be deemed to be references to the Five-Year Credit Agreement as amended hereby and as further amended from time to time.

     4.3 Except as expressly amended hereby, the Borrower agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Five-Year Credit Agreement.

     4.4 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be enforceable as originals.

     IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.


                                       PIONEER-STANDARD ELECTRONICS, INC.


                                       By: /s/ Jean M. Miklosko
                                           -----------------------------------
                                               Jean M. Miklosko

                                       Title:  Vice President & Treasurer
                                               -------------------------------


Commitments
-----------
$6,666,666.69


                                       BANK ONE NA,
                                       as Administrative Agent and as a Lender


                                       By: /s/ Lisa Whatley
                                           -----------------------------------
                                               Lisa Whatley

                                       Title:  Director
                                               -------------------------------


Commitments
-----------
$6,000,000


                                       KEYBANK NATIONAL ASSOCIATION,
                                       as Syndication Agent and as a Lender


                                       By: /s/ Jeff Kalinowski
                                           -----------------------------------
                                               Jeff Kalinowski

                                       Title:  Vice President
                                               -------------------------------


Commitments
-----------
$5,333,333.33


                                       LASALLE BANK NATIONAL ASSOCIATION
                                       as Documentation Agent and as a Lender


                                       By: /s/ Jefferson Green
                                           -----------------------------------
                                               Jefferson Green

                                       Title:  FVP
                                               -------------------------------


Commitments
-------------
$4,666,666.67

                                        US BANK NA, formerly FIRSTAR BANK,
                                        as Managing Agent and as Lender

                                        By: /s/  John D. Barrett
                                           -------------------------------
                                                 John D. Barrett

                                        Title:   Senior Vice President
                                                 -------------------------

Commitments
-------------
$3,333,333.33



                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        as a Co-Agent and as a Lender

                                        By: /s/ Shinichiro Munechika
                                            ------------------------------
                                                Shinichiro Munechika

                                        Title:  Deputy General Manager
                                                --------------------------


Commitments
-----------
$3,333,333.33

                                        JPMORGAN CHASE BANK,
                                        as a Co-Agent and as a Lender

                                        By: /s/ Dennis J. Dombek
                                            -------------------------
                                                Dennis J. Dombek

                                        Title:  Vice President
                                                ---------------------


Commitments
-----------
$3,333,333.33

                                        COMERICA BANK,
                                        as a Co-Agent and as a Lender

                                         By: /s/ Scott M. Kowalski
                                         -------------------------
                                                 Scott M. Kowalski

                                         Title:  Account Officer
                                                 -------------------


Commitments
-----------
$3,333,333.33

                                         HARRIS TRUST AND SAVINGS BANK,
                                         as a Co-Agent and as a Lender

                                         By: /s/ Sarah U. Johnston
                                             -------------------------
                                                 Sarah U. Johnston

                                         Title:  Vice President
                                                 ---------------------


Commitments
-----------
$3,333,333.33

                                          MELLON BANK, N.A.,
                                          as a Co-Agent and as a Lender

                                          By: /s/ Mark F. Johnston
                                              -------------------------
                                                  Mark F. Johnston

                                          Title: Vice President
                                                 ----------------------

Commitments
-----------
$3,333,333.33

                                      NATIONAL CITY BANK,
                                      as a Co-Agent and as a Lender

                                      By: /s/ Patrick M. Pastore
                                          -------------------------
                                              Patrick M. Pastore

                                      Title:  Senior Vice President
                                              ----------------------



Commitments
-----------
$2,000,000.00

                                      FIFTH THIRD BANK,

                                      By: /s/ Roy C. Lanctot
                                          -------------------------
                                              Roy C. Lanctot

                                      Title:  Vice President
                                              ---------------------



Commitments
-----------
$2,000,000.00

                                      FIRSTMERIT BANK, N.A.,

                                      By: /s/ Edward Yannayon
                                          -------------------------
                                              Edward Yannayon

                                      Title:  Senior Vice President
                                              ----------------------


Commitments
-----------
$2,000,000.00

                                      MIZUHO CORPORATE BANK
                                      (formerly Known as The Fuji Bank, Limited)

                                      By: /s/ Nobuoki Koike
                                      -------------------------------
                                              Nobuoki Koike

                                      Title:   Senior Vice President
                                               ----------------------


Commitments
-----------
$1,333,333.33

                                      BW CAPITAL MARKETS, INC.

                                      By: /s/ Richard P. Urfer
                                          -------------------------
                                              Richard P. Urfer

                                      Title:  President
                                              ---------------------


                                      By: /s/ Philip G. Waldrop
                                          -------------------------
                                              Philip G. Waldrop

                                      Title:  Vice President
                                              ---------------------

                                   SCHEDULE 1
                                   ----------

The following is a description of all assets allowed to be sold pursuant to the Industrial Electronics Division Sale:

1. The final description of the assets to be sold to, and liabilities to be assumed by, the buyer is being negotiated, but the assets being sold will consist of substantially all assets of the Borrower's Industrial Electronics Division. The following is a description of the Borrower's Industrial Electronics Division: The Borrower's operations have been classified into two operating segments, the distribution of electronic components (the "Industrial Electronics Division") and the distribution of mid-range computer products (the "Computer Systems Division"), which are managed separately based on product and market differences. The Industrial Electronics Division is a broad-line distributor of semiconductors, interconnect, passive and electromechanical components, power supplies and embedded computer products. The Computer Systems Division is a leading distributor and reseller of mid-range computer products, computer systems, software and services. The Borrower's third reportable segment, Corporate and Other, primarily includes investments in affiliates, fixed and selected other assets, related depreciation, intangible amortization and goodwill amortization in 2001, certain corporate management costs, special charges, the Borrower's wholly owned subsidiary established for an Asset Securitization and, the net assets and results of operations of Aprisa, the Borrower's software business.

2. Equity interest in Eurodis Electron Plc (13%), subject to final negotiation.

3. Equity interest in World Peace Industrial Company (6%).

8